EXHIBIT 14
                   [SIDLEY & AUSTIN LETTERHEAD]


To the Parties Specified on Schedule I

Re: Escrow Arrangement

Ladies and Gentlemen:

     We have acted as attorneys for Citicorp North America, Inc. ("CNAI") in connection with the Credit Agreement dated as of March 24, 1995 among First Source Financial LLP, Certain Financial Institutions Party thereto, First Source Financial, Inc., Financial Security Assurance Inc., HCFS Corporate Finance Venture, Inc. and Virginia Financial Ventures, Inc. (the "Credit Agreement") and certain other agreements, documents, and instruments related thereto ("Other Agreements"). All capitalized terms used in this letter and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

     In connection with the execution and delivery to us of the Credit Agreement and the Other Agreements, each of you agrees that the delivery of the Credit Agreement and the Other Agreements to the parties described on Schedule I hereto is not completed, and that the Credit Agreement and the Other Agreements will not become effective, until each of you shall provide written certification to us to that effect ("Written Certification").

     Each of you has instructed us to hold, and we have agreed to hold, the Credit Agreement and the Other Agreements as escrow agent, and each of you has asked us to deliver, and we have agreed to deliver, such Credit Agreement and the Other Agreements to the parties described on Schedule I upon receipt by us of the Written Certification. Each of you agrees that (1) our responsibility to hold such Credit Agreement and the Other Agreements will be fulfilled if we do so in accordance with our normal records retention policy, and (2) our responsibility to deliver the Credit Agreement and the Other Agreements to the parties described on
Schedule I will be satisfied upon delivery of the Credit Agreement and the Other Agreements to you or to Federal Express with proper delivery instructions. We take no responsibility for the failure of, or improper delivery by, Federal Express.

     If we have not received the Written Certification by 5:00 p.m. (New York time) on March 31, 1995 (the "Deadline"), we will destroy the Credit Agreement and the Other Agreements and they shall not be deemed to have been delivered by you for any purpose. If we receive the Written Certification before the Deadline, we will deliver the Credit Agreement and the Other Agreements to the parties described on Schedule I, and the Credit Agreement and the Other Agreements shall be deemed to have been delivered to the aforementioned parties immediately prior to the Written Certification described above.

     Neither the undersigned nor Sidley & Austin shall have any responsibility to verify the statements made in the Written Certification, and the undersigned and Sidley & Austin shall be entitled to rely exclusively upon such certifications. If you are in agreement with the terms and conditions of this letter, please execute and return to me one copy of this letter.

     This agreement may be executed by the parties hereto in separate counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.


Very truly yours,


/s/ THOMAS W. ALBRECHT
    ______________________
    Thomas W. Albrecht


Acknowledged and agreed to this 24th day of March, 1995.

FIRST SOURCE FINANCIAL LLP

By: HCFS Corporate Finance Venture, Inc., a Delaware corporation

By: /s/ D.P. DEKKER
    _______________________
Name: D.P. Dekker
Title:

By: Virginia Financial Venture, Inc., a Virginia corporation

By: /s/ HAYDEN D. McMILLIAN
    _______________________
Name: Hayden D. McMillian
Title:


FIRST SOURCE FINANCIAL, INC.

By: /s/ D.P. DEKKER
    _______________________
Name:
Title:


CITICORP NORTH AMERICA, INC., as Agent

By: /s/ KENNETH WORMSER
    _______________________
Name:
Title:


FINANCIAL SECURITY ASSURANCE INC.,

By: /s/ FREDERICK UTLEY
    _______________________
Name:
Title:


HCFS CORPORATE FINANCE VENTURE, INC.

By: /s/ D.P. DEKKER
    _______________________
Name:
Title:


VIRGINIA FINANCIAL VENTURES, INC.


By: /s/ HAYDEN D. McMILLIAN
    _______________________
Name:
Title:


CITIBANK, N.A.


By: /s/ KENNETH WORMSER
    _______________________
Title:


CXC INCORPORATED

By: Citicorp North America, Inc., as its attorney-in-fact

By: /s/ MICHAEL STORM
    _______________________
Title:


HOUSEHOLD COMMERCIAL FINANCIAL SERVICES, INC.

By: /s/ D.P. DEKKER
    _______________________
Title:


HOUSEHOLD FINANCE CORPORATION


By: /s/ GLEN O. FICK

    _______________________
Title:


DOMINION RESOURCES, INC.

By: /s/ DAVID L. HEAVENRIDGE
    _______________________
Title:


DOMINION CAPITAL, INC.


By: /s/ DAVID L. HEAVENRIDGE
    _______________________
Title:


                     SCHEDULE I ESCROW LETTER

FIRST SOURCE FINANCIAL LLP

FIRST SOURCE FINANCIAL, INC.

CITICORP NORTH AMERICA, INC., as Agent

FINANCIAL SECURITY ASSURANCE INC.,

HCFS CORPORATE FINANCE VENTURE, INC.

VIRGINIA FINANCIAL VENTURES, INC.

CITIBANK, N.A.

CXC INCORPORATED

HOUSEHOLD COMMERCIAL FINANCIAL SERVICES, INC.

HOUSEHOLD FINANCE CORPORATION

DOMINION RESOURCES, INC.

DOMINION CAPITAL, INC.


                          March 26, 1995

Sidley & Austin
One First National Plaza
Chicago, Illinois  60030
Attention:  Thomas W. Albrecht

Ladies and Gentlemen:

     Reference is hereby made to your letter dated March 24, 1995 to the parties specified on Schedule I attached hereto regarding the escrow arrangement with respect to the Credit Agreement dated as of March 24, 1995 among First Source Financial LLP, certain financial institutions party thereto, First Source Financial, Inc., Financial Security Assurance Inc., HCFS Corporate Finance Venture, Inc. and Virginia Financial Ventures, Inc. (the "Letter"). With respect to such Letter we hereby release for delivery the "Credit Agreement" and the "Other Agreement" (as such terms are defined in the Letter). This letter shall serve as the "Written Certification" of our release of the above-referenced agreements.

Very truly yours,

FIRST SOURCE FINANCIAL LLP

By: HCFS Corporate Finance Venture, Inc.

By: /s/ D.P. DEKKER
    _______________________
Name:
Title:


By: Virginia Financial Venture, Inc.

By: /s/ HAYDEN D. McMILLIAN
    _______________________
Name: Hayden D. McMillian
Title: Vice President


FIRST SOURCE FINANCIAL, INC.

By: /s/ D.P. DEKKER
    _______________________
Name:
Title:


CITICORP NORTH AMERICA, INC., as Agent

By: /s/ KENNETH WORMSER
    _______________________
Name:
Title:


HCFS CORPORATE FINANCE VENTURES, INC.

By: /s/ D.P. DEKKER
    _______________________
Name:
Title:


VIRGINIA FINANCIAL VENTURES, INC.

By: /s/ HAYDEN D. McMILLIAN
    _______________________
Name: Hayden D. McMillian
Title: Vice President


CITIBANK, N.A.

By: /s/ KENNETH WORMSER
    _______________________
Title:


CXC INCORPORATED

By: Citicorp North America, Inc., as its attorney-in-fact

By: /s/ MICHAEL STORM
    _______________________
Title:


HOUSEHOLD COMMERCIAL FINANCIAL SERVICES, INC.

By: /s/ D.P. DEKKER
    _______________________
Title:


HOUSEHOLD FINANCE CORPORATION

By: /s/ GLEN O. FICK
    _______________________
Title: Senior Vice President


DOMINION RESOURCES, INC.

By: /s/ HAYDEN D. McMILLIAN
    _______________________
Title: Attorney-in-fact


DOMINION CAPITAL, INC.

By: /s/ HAYDEN D. McMILLIAN
    _______________________
Title: Attorney-in-fact



                          March 27, 1995

Sidley & Austin
One First National Plaza
Chicago, Illinois  60030
Attention:  Thomas W. Albrecht

Ladies and Gentlemen:

     Reference is hereby made to your letter dated March 24, 1995 to the parties specified on Schedule I attached hereto regarding the escrow arrangement with respect to the Credit Agreement dated as of March 24, 1995 among First Source Financial LLP, certain financial institutions party thereto, First Source Financial, Inc., Financial Security Assurance Inc., HCFS Corporate Finance Venture, Inc. and Virginia Financial Ventures, Inc. (the "Letter"). With respect to such Letter we hereby release for delivery the "Credit Agreement" and the "Other Agreement" (as such terms are defined in the Letter). This letter shall serve as the "Written Certification" of our release of the above-referenced agreements.


By: Virginia Financial Venture, Inc.


FINANCIAL SECURITY ASSURANCE INC.

By: /s/ GEOFF DURRO
    _______________________
Name: Geoff Durro
Title: Managing Director